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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report : May 16, 2003
                 (Date of earliest event reported): May 16, 2003


                        GulfTerra Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)




         Delaware                           1-11680                    76-0396023
(State or Other Jurisdiction              (Commission                (IRS Employer
     of Incorporation)                    File Number)             Identification No.)



                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (832) 676-6152



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On May 16, 2003, we issued 1,118,881 common units and 80 Series F convertible units in a registered offering to a large institutional investor for $40 million in cash. Our Series F convertible units, which are not listed on any securities exchange or market, are convertible into common units at a price per common unit that floats based, among other things, on changes in the market price of our common units. Our Series F convertible units are comprised of two classes, the Series F1 convertible units and the Series F2 convertible units. Initially, our Series F1 convertible units will be convertible any time after August 12, 2003 and until March 29, 2004. If, prior to March 29, 2004, holders of our Series F1 convertible units convert into at least $40 million of our Series F1 convertible units, our Series F2 convertible units will be convertible upon such time until March 30, 2005. The Series F1 convertible units and the Series F2 convertible units are convertible into up to 8,329,679 common units, in the aggregate. If specified conditions occur, the right to convert Series F convertible units into common units will be extended past March 29, 2004 with respect to the Series F1 convertible units and March 30, 2005 with respect to the Series F2 convertible units. Our common units, which are listed on The New York Stock Exchange under the symbol "GTM" closed at $35.75 per unit on May 15, 2003. This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement of the Registrant on Form S-3 (Reg. No. 333-81772).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.

Exhibit No.       Description
-----------       -----------
1.B*              Placement Agency Agreement dated May 16, 2003 by and between
                  GulfTerra Energy Partners, L.P. and Raymond James &
                  Associates, Inc., as Placement Agent

3.B.3* Third Amendment to the Second Amended and Restated Agreement of Limited Partnership, dated May 16, 2003.

4.L*              Unitholder Agreement, dated May 16, 2003, by and between
                  GulfTerra Energy Partners, L.P. and Fletcher International,
                  Inc.

5.A* Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the legality of the securities being offered.

23.A*             Consent of PricewaterhouseCoopers LLP

23.B*             Consent of Netherland, Sewell & Associates, Inc.

99.A*             Press Release dated May 16, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EL PASO ENERGY PARTNERS, L.P.,
                                              (Registrant)

Date: May 16, 2003                             By: /s/ Keith Forman
                                                  ------------------------------
                                                  Keith Forman
                                                  Vice President and Chief
                                                  Financial Officer



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                                  EXHIBIT INDEX


                  Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk.

Exhibit No.       Description
-----------       -----------
1.B*              Placement Agency Agreement dated May 16, 2003 by and between
                  GulfTerra Energy Partners, L.P. and Raymond James &
                  Associates, Inc., as Placement Agent.

3.B.3*            Third Amendment dated May 16, 2003 to the Second Amended and
                  Restated Agreement of Limited Partnership.

4.L*              Unitholder Agreement dated May 16, 2003 by and between
                  GulfTerra Energy Partners, L.P. and Fletcher International,
                  Inc.

5.A* Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. as to the legality of the securities being offered.

23.A*             Consent of PricewaterhouseCoopers LLP.

23.B*             Consent of Netherland, Sewell & Associates, Inc.

99.A*             Press Release dated May 16, 2003.